Deferred Compensation Plan	12 Months Ended
Dec. 31, 2012
Deferred Compensation Plan
11.	Deferred Compensation Plan:

The Company maintains a deferred compensation plan for key employees (the “Nonqualified Deferred Compensation Plan” or “NQDC”) which allows the participants to defer up to 25% of salary and commissions and up to 100% of bonuses to be paid during the year and invest these deferred amounts into certain Company directed mutual fund investments, subject to the election of the participants. The Company is permitted to make a 25% matching contribution on deferred amounts up to $10, subject to a five year vesting schedule.

As of December 31, 2012 and 2011, the Company’s consolidated balance sheets included $4,245 and $3,754, respectively, in restricted investments representing the assets held in mutual funds to fund deferred compensation liabilities owed to the Company’s current and former employees. The current portion of the restricted investments was $846 and $364 as of December 31, 2012 and 2011, respectively.

The assets held in the NQDC are classified as an investment in trading securities. The Company recorded trading gains and offsetting compensation expense of $329 and $19 for the years ended December 31, 2012 and 2011, respectively. The Company recorded trading gains and offsetting compensation expense of $16 for the five months ended May 28, 2010 and $283 for the seven months ended December 31, 2010.

During the years ended December 31, 2012 and 2011, distributions from the deferred compensation plan aggregated $357 and $233, respectively. During the five months ended May 28, 2010, distributions from the deferred compensation plan aggregated $274 and there were no distributions during the seven months ended December 31, 2010.